UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024
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Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Context Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders. As of April 15, 2024, the record date for the Annual Meeting, there were 15,966,053 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 8,486,458, or 53.15%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting on this proposal is set forth below:

	For	Against	Abstentions	Broker Non-Votes
Ratification of CohnReznick LLP	8,364,879	117,835	3,744	---

Proposal 2. Election of Directors

The Company’s stockholders elected the following director nominees to the Company’s Board of Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

	For	Withheld	Broker Non-Votes
Richard Berman	4,774,152	1,873,694	1,838,612
Dr. Philip Kantoff	6,047,097	600,749	1,838,612
Martin Lehr	6,637,406	10,440	1,838,612
Jennifer Evans Stacey	5,028,962	1,618,884	1,838,612
Linda West	6,063,962	583,884	1,838,612

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2024	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer